UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 28, 2004


                         CALIFORNIA WATER SERVICE GROUP
             (Exact name of registrant as specified in its charter)


        Delaware                                         77-0448994
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                         Commission file number 1-13883


                      1720 North First Street, San Jose, CA.           95112
                      (Address of principal executive offices)       Zip Code)

                                 1-408-367-8200
              (Registrant's telephone number, including area code)


Former name, former address and former fiscal year, if changed since last report:

         Not Applicable

Item 12. Disclosure of Results of Operations and Financial Condition

         On April 28, 2004, the registrant issued the press release attached to this report as Exhibit 99, which announces the results of operations for the first quarter of 2004.

                                   SIGNATURES

         Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         CALIFORNIA WATER SERVICE GROUP
                                   Registrant


Date: April 28, 2004           By: /s/ Richard D. Nye
                                   Richard D. Nye
                                   Vice President, Chief Financial Officer and
                                   Treasurer